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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                   FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 18, 2003
                              (NOVEMBER 12, 2003)


                          THE MAJESTIC STAR CASINO, LLC
                     THE MAJESTIC STAR CASINO CAPITAL CORP.
             (Exact name of Registrant as Specified in its Charter)



           INDIANA                   333-06489                43-1664986
           INDIANA                                            35-2100872
(State or Other Jurisdiction        (Commission              (IRS Employer
      of Incorporation)             File Number)          Identification No.)

                               301 FREMONT STREET
                             LAS VEGAS, NEVADA 89101
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (702) 288-2400

                           ONE BUFFINGTON HARBOR DRIVE
                            GARY, INDIANA 46406-3000
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 12.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On November 12, 2003, the Company filed a current report on Form 8-K related to its press release issued the same day, which reported the Company's unaudited financial results for the quarter ended September 30, 2003. A copy of the Company's press release was attached as Exhibit 99.1 to that Form 8-K. On November 18, 2003, the Company issued a press release revising its unaudited financial results for the quarter ended September 30, 2003. The Company's press release dated November 18, 2003 is attached as Exhibit 99.1 to this Form 8-K/A .



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

  November 18, 2003      THE MAJESTIC STAR CASINO, LLC


                         By:           /s/ JON S. BENNETT
                                     -------------------------------------------
                                     Jon S. Bennett, Chief Financial Officer

                         THE MAJESTIC STAR CASINO CAPITAL CORP.


                         By:           /s/ JON S. BENNETT
                                     -------------------------------------------
                                     Jon S. Bennett, Vice President






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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
  99.1          Press Release announcing revised earnings for the quarter ended
                September 30, 2003, issued November 18, 2003.